EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 9th day of April, 1998.


                                              /s/ Albert R. Gamper, Jr.
                                              -------------------------------
                                              Albert R. Gamper, Jr.

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 9th day of April, 1998.


                                              /s/ Hisao Kobayashi
                                              -------------------------------
                                              Hisao Kobayashi

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 9th day of April, 1998.


                                              /s/ Daniel P. Amos
                                              -------------------------------
                                              Daniel P. Amos

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 9th day of April, 1998.


                                              /s/ Yoshiro Aoki
                                              -------------------------------
                                              Yoshiro Aoki

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 9th day of April, 1998.


                                              /s/ Takasuke Kaneko
                                              -------------------------------
                                              Takasuke Kaneko

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 9th day of April, 1998.


                                              /s/ Joseph A. Pollicino
                                              -------------------------------
                                              Joseph A. Pollicino

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 9th day of April, 1998.


                                              /s/ Paul N. Roth
                                              -------------------------------
                                              Paul N. Roth

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 9th day of April, 1998.


                                              /s/ Peter J. Tobin
                                              -------------------------------
                                              Peter J. Tobin

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 9th day of April, 1998.


                                              /s/ Tohru Tonoike
                                              -------------------------------
                                              Tohru Tonoike

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 9th day of April, 1998.


                                              /s/ Alan F. White
                                              -------------------------------
                                              Alan F. White